UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2013

FedEx Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-15829	62-1721435
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee		38120
(Address of principal executive offices)		(ZIP Code)

Registrant’s telephone number, including area code: (901) 818-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment to Compensatory Plan: At the annual meeting of FedEx’s stockholders held on September 23, 2013, FedEx’s stockholders, upon the recommendation of the Board of Directors, approved an amendment to the FedEx Corporation 2010 Omnibus Stock Incentive Plan (as amended, the “Plan”) to authorize an additional 12,000,000 shares for issuance under the Plan (with an increase in the underlying limit on the number of shares available for incentive stock options by the same number of shares), of which no more than 2,000,000 shares may be issued as full-value awards.

A summary of the Plan was included as part of Proposal 3 in FedEx’s definitive proxy statement filed with the Securities and Exchange Commission on August 12, 2013. The summary of the Plan contained in the proxy statement is qualified by and subject to the full text of the Plan, which was included as Appendix B to the proxy statement and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)	FedEx’s annual meeting of stockholders was held on September 23, 2013.

(b)	The stockholders took the following actions at the annual meeting:

Proposal 1: The stockholders elected eleven directors, each of whom will hold office until the annual meeting of stockholders to be held in 2014 and until his or her successor is duly elected and qualified. Each director received more votes cast “for” than votes cast “against” his or her election. The tabulation of votes with respect to each nominee for director was as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Frederick W. Smith	246,402,859	5,040,016	1,644,411	26,725,569
James L. Barksdale	249,739,187	2,445,236	902,863	26,725,569
John A. Edwardson	250,950,131	1,196,468	940,687	26,725,569
Shirley Ann Jackson	228,726,019	23,270,942	1,090,325	26,725,569
Steven R. Loranger	247,030,366	5,111,187	945,733	26,725,569
Gary W. Loveman	246,950,731	5,185,237	951,318	26,725,569
R. Brad Martin	250,508,503	1,646,494	932,289	26,725,569
Joshua Cooper Ramo	249,647,415	2,486,145	953,726	26,725,569
Susan C. Schwab	246,669,334	5,494,567	923,385	26,725,569
David P. Steiner	247,008,489	5,128,636	950,161	26,725,569
Paul S. Walsh	243,058,472	9,092,497	936,317	26,725,569

Proposal 2: The compensation of FedEx’s named executive officers was approved, on an advisory basis, by stockholders. The tabulation of votes on this matter was as follows:

•	241,554,297 votes for (95.4% of the voted shares)

•	10,328,710 votes against (4.1% of the voted shares)

•	1,204,279 abstentions (0.5% of the voted shares)

•	26,725,569 broker non-votes

Proposal 3: An amendment to the Plan to authorize an additional 12,000,000 shares for issuance under the Plan (with an increase in the underlying limit on the number of shares available for incentive stock options by the same number of shares), of which no more than 2,000,000 shares may be issued as full-value awards, was approved by stockholders. The tabulation of votes on this matter was as follows:

•	237,780,941 votes for (94.0% of the voted shares)

•	14,239,750 votes against (5.6% of the voted shares)

•	1,066,595 abstentions (0.4% of the voted shares)

•	26,725,569 broker non-votes

Proposal 4: The Audit Committee’s designation of Ernst & Young LLP as FedEx’s independent registered public accounting firm for the fiscal year ending May 31, 2014 was ratified by stockholders. The tabulation of votes on this matter was as follows:

•	277,114,778 votes for (99.0% of the voted shares)

•	1,697,609 votes against (0.6% of the voted shares)

•	1,000,468 abstentions (0.4% of the voted shares)

•	There were no broker non-votes for this item

Proposal 5: A stockholder proposal requesting that the Board of Directors adopt a policy that the Chairman of the Board be an independent director was not approved by stockholders. The tabulation of votes on this matter was as follows:

•	72,114,674 votes for (28.5% of the voted shares)

•	179,680,807 votes against (71.0% of the voted shares)

•	1,291,805 abstentions (0.5% of the voted shares)

•	26,725,569 broker non-votes

Proposal 6: A stockholder proposal requesting that the Board of Directors amend FedEx’s governing documents to allow stockholders to nominate candidates for Board membership and have those nominees included in FedEx’s proxy statement was not approved by stockholders. The tabulation of votes on this matter was as follows:

•	15,891,445 votes for (6.3% of the voted shares)

•	235,744,262 votes against (93.1% of the voted shares)

•	1,451,579 abstentions (0.6% of the voted shares)

•	26,725,569 broker non-votes

Proposal 7: A stockholder proposal requesting that the Board of Directors adopt a policy that in the event of a change in control of FedEx, there not be any acceleration of vesting of equity awards granted to senior executives was not approved by stockholders. The tabulation of votes on this matter was as follows:

•	82,799,834 votes for (32.7% of the voted shares)

•	168,836,241 votes against (66.7% of the voted shares)

•	1,451,211 abstentions (0.6% of the voted shares)

•	26,725,569 broker non-votes

Proposal 8: A stockholder proposal requesting that the Board of Directors adopt a policy that FedEx’s equity compensation plans prohibit directors and senior officers who are compensated under those plans from engaging in hedging or pledging transactions involving FedEx shares issued under those plans was not approved by stockholders. The tabulation of votes on this matter was as follows:

•	73,197,209 votes for (28.9% of the voted shares)

•	177,776,280 votes against (70.2% of the voted shares)

•	2,113,797 abstentions (0.8% of the voted shares)

•	26,725,569 broker non-votes

Proposal 9: A stockholder proposal requesting that FedEx publish a report, updated semi-annually, disclosing information about FedEx’s political contributions was not approved by stockholders. The tabulation of votes on this matter was as follows:

•	51,604,721 votes for (20.4% of the voted shares)

•	151,449,147 votes against (59.8% of the voted shares)

•	50,033,418 abstentions (19.8% of the voted shares)

•	26,725,569 broker non-votes

Proposal 10: A stockholder proposal requesting that the Board of Directors implement a policy to better ensure consistent incorporation of FedEx’s corporate values into all FedEx political contribution decisions was not approved by stockholders. The tabulation of votes on this matter was as follows:

•	8,981,027 votes for (3.5% of the voted shares)

•	203,728,572 votes against (80.5% of the voted shares)

•	40,377,687 abstentions (16.0% of the voted shares)

•	26,725,569 broker non-votes

Proposal 11: A stockholder proposal requesting that the Board of Directors amend FedEx’s governing documents to provide that all matters presented to stockholders be decided by a simple majority of the shares voted “for” or “against” an item was not approved by stockholders. The tabulation of votes on this matter was as follows:

•	18,965,477 votes for (7.5% of the voted shares)

•	232,402,812 votes against (91.8% of the voted shares)

•	1,718,997 abstentions (0.7% of the voted shares)

•	26,725,569 broker non-votes

Other Matters: A stockholder proposal raised from the floor of the annual meeting requesting that the Board of Directors review FedEx’s sponsorship of FedExField, including the impact of ending that relationship, as part of a broader review of FedEx’s involvement in any actions or business relationships that may defame or discriminate against people on the basis of gender, race, ethnicity, nation, religion or culture was not approved by stockholders. The tabulation of votes on this matter was as follows:

•	221 votes for

•	253,087,065 votes against

•	0 abstentions

•	26,725,569 broker non-votes

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	FedEx Corporation 2010 Omnibus Stock Incentive Plan, as amended (included as Appendix B to FedEx Corporation’s definitive proxy statement filed with the Securities and Exchange Commission on August 12, 2013, Commission File No. 1-15829, and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: September 24, 2013	By:	/s/ Christine P. Richards
Christine P. Richards
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	FedEx Corporation 2010 Omnibus Stock Incentive Plan, as amended (included as Appendix B to FedEx Corporation’s definitive proxy statement filed with the Securities and Exchange Commission on August 12, 2013, Commission File No. 1-15829, and incorporated herein by reference).